SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 30, 2004



                               PLIANT CORPORATION
         ---------------------------------------------------------------
               (Exact name of company as specified in its charter)


      UTAH                         333-40067                   87-0496065
 --------------------        -----------------------      -------------------
   (State or other           (Commission file number)        (IRS Employer
    jurisdiction of                                         Identification No.)
    incorporation)

           1475 WOODFIELD ROAD, SUITE 700, SCHAUMBURG, ILLINOIS 60173
 -----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
 -----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE

          (Former name or former address if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 30, 2004, we completed the sale of substantially all of the assets of our wholly-owned subsidiary, Pliant Solutions Corporation ("Solutions"), to Kittrich Corporation, an unrelated company, pursuant to an Agreement for Purchase and Sale of Assets among Pliant Corporation, Solutions and Kittrich.

Solutions was engaged in the business of manufacturing and marketing decorative and surface coverings sold at retail to consumers and will be treated as a discontinued operation, as Solutions was one of our financial reporting segments.

The adjusted purchase price for the assets was approximately $10 million, of which approximately $6.5 million was paid in cash at closing and $3.5 million will be paid in equal monthly installments over a 3-year period pursuant to an IP Transition and Consulting Services Agreement entered into in connection with the transaction.

The cash paid at closing was used to pay down our revolving line of credit. The cash proceeds from the Solutions sale plus normal cash flow from operations enabled us to pay our credit line down to a zero balance and have a cash surplus of approximately $4 million as of September 30, 2004.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information

On September 30, 2004, we completed the sale of substantially all of the assets of our wholly-owned subsidiary, Pliant Solutions Corporation ("Solutions") for approximately $10 million, of which approximately $6.5 million was paid in cash at closing and $3.5 million will be paid in equal monthly installments over a 3-year period. The following unaudited pro forma information is presented as if the assets of Solutions had been sold as of January 1, 2003.

Historical information was derived from our audited condensed consolidated balance sheet as of December 31, 2003,audited condensed consolidated statement of operations for the year ended December 31, 2003 and unaudited condensed consolidated statement of operations for the six months ended June 30, 2004. The unaudited pro forma financial information should be read in connection with the historical financial statements and related notes contained in our annual report on Form 10-K for the year ended December 31, 2003 and quarterly report on Form 10-Q for the period ended June 30, 2004.

The unaudited pro forma financial information is illustrative of the effects of the sale of Solutions' assets on our operations and does not necessarily reflect the results of operations that would have been reported had the sale actually occurred on January 1, 2003. In addition, pro forma financial information is not necessarily indicative of our future financial condition or results of operations.



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

PLIANT CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2003 (DOLLARS IN THOUSANDS) (UNAUDITED)

                                                                                    Pro Forma
                                                         Historical                Adjustments               Pro Forma
                                                         ---------                   ---------               ---------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents ..........................$   3,308              $      6,450 (a)         $       9,758
     Receivables, net of allowances .....................  111,942                    (3,207)(b)               108,735
     Inventories ........................................   95,219                   (11,094)(b)                84,125
     Prepaid expenses and other .........................    3,809                        --                     3,809
     Income taxes receivable, net .......................    1,436                        --                     1,436
     Deferred income taxes ..............................    9,417                        --                     9,417
                                                           -------                ----------                  --------
          Total current assets ........... ..............  225,131                    (7,851)                  217,280

PLANT AND EQUIPMENT, net ................................  319,569                    (4,149)(c)               315,420
GOODWILL ................................................  182,162                        --                   182,162
INTANGIBLE ASSETS, net ..................................   19,752                      (500)(c)                19,252
OTHER ASSETS ............................................   40,172                     1,904 (d)                42,076
                                                         ---------                  ---------                ---------
TOTAL ASSETS ............................................$ 786,786                  $(10,596)                $ 776,190
                                                         =========                  =========                =========

LIABILITIES AND STOCKHOLDERS' DEFICIT
     CURRENT LIABILITIES:
     Trade accounts payable .............................$  89,800                  $      --                $  89,800
     Accrued liabilities:
        Interest payable ................................   19,775                         --                   19,775
        Customer rebates ................................    7,924                         --                    7,924
        Other ...........................................   35,947                      1,823(e)                37,770
     Current portion of long-term debt ..................    1,033                                               1,033
                                                         ---------                   ---------               ---------
          Total current liabilities .....................  154,479                      1,823                  156,302
LONG-TERM DEBT, net of current portion ..................  782,624                                             782,624
OTHER LIABILITIES .......................................   27,493                                              27,493
DEFERRED INCOME TAXES ...................................   27,792                                              27,792
SHARES SUBJECT TO MANDATORY REDEMPTION ..................       --                          --                      --
                                                         ---------                   ---------               ---------

          Total Liabilities .............................  992,388                      1,823                  994,211
                                                         ---------                   ---------               ---------

MINORITY INTEREST .......................................      291                          --                     291
                                                         ---------                   ---------               ---------

REDEEMABLE PREFERRED STOCK ..............................  188,223                          --                 188,223
                                                         ---------                   ---------               ---------

REDEEMABLE COMMON STOCK .................................   13,008                          --                  13,008
                                                         ---------                   ---------               ---------

STOCKHOLDERS' DEFICIT:
     Common stock                                          103,376                         --                 103,376
     Warrants to purchase common stock .................    39,133                         --                  39,133
     Accumulated deficit ...............................  (537,052)                   (12,419)(f)            (549,471)
     Stockholders' notes receivable ....................      (660)                        --                    (660)
     Accumulated other comprehensive income (loss) .....   (11,921)                        --                 (11,921)
                                                         ---------                   ---------               ---------

          Total stockholders' deficit ..................  (407,124)                   (12,419)               (419,543)
                                                         ---------                   ---------               ---------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT ............ $ 786,786                  $ (10,596)              $ 776,190
                                                         =========                   =========               =========



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PLIANT CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE  SIX MONTHS ENDED JUNE 30, 2004 (IN THOUSANDS)
(UNAUDITED)


                                                          Historical                  Pro Forma               Pro Forma
                                                                                     Adjustments
                                                          ---------                   ---------               ---------

NET SALES ............................................   $ 486,863                 $  (14,771)(g)             $ 472,092

COST OF SALES ........................................     414,520                    (18,088)(g)               396,432
                                                          ---------                   ---------               ---------

     Gross profit ....................................      72,343                      3,317                    75,660

OPERATING EXPENSES:
     Sales, general and administrative ...............      42,615                     (2,231)(g)                40,384
     Research and development ........................       3,264                         --                     3,264
     Restructuring and other costs ...................          --                         --                        --
                                                         ---------                    ---------               ---------

          Total operating expenses ...................      45,879                     (2,231)                   43,648
                                                         ---------                    ---------               ---------

OPERATING INCOME .....................................      26,464                      5,548                    32,012

INTEREST EXPENSE-Current and long-term debt ..........     (59,168)                       118 (h)               (59,050)

INTEREST EXPENSE-Dividends and accretion on redeemable
                 preferred stock .....................     (17,033)                        --                   (17,033)
OTHER INCOME(EXPENSE) - Net ..........................         (31)                       (14)(g)                   (45)
                                                          ---------                   ---------                ---------



INCOME(LOSS) BEFORE INCOME TAXES ......................... (49,768)                     5,652                   (44,116)

INCOME TAX EXPENSE .......................................   2,360                         --                     2,360
                                                          ---------                   ---------                ---------

NET INCOME(LOSS) ........................................$ (52,128)                $    5,652                 $ (46,476)
                                                          =========                   =========                =========





PLIANT CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003 (IN THOUSANDS)
(UNAUDITED)

                                                          Historical                   Pro Forma               Pro Forma
                                                                                       Adjustments

                                                          ---------                     ---------               ---------



NET SALES .............................................   $ 929,406                  $ (34,927)(i)           $   894,479

COST OF SALES .........................................     793,509                    (39,398)(i)               754,111
                                                          ---------                     ---------               ---------


     Gross profit .....................................     135,897                      4,471                   140,368

OPERATING EXPENSES:
     Sales, general and administrative ................      88,733                     (6,273)(i)                82,010
     Research and development .........................       7,289                         --                     7,289
     Impairment of goodwill and intangible assets .....      26,415                     (8,160)(i)                18,255
     Impairment of fixed assets .......................       4,844                         --                     4,844
     Restructuring and other costs ....................      13,801                     (2,605)(i)                11,196
     Provision for litigation .........................       7,200                         --                     7,200
                                                          ---------                    ---------               ---------

          Total operating expenses ....................     148,282                    (17,488)                  130,794
                                                          ---------                    ---------               ---------


OPERATING INCOME ......................................     (12,385)                    21,959                     9,574


INTEREST (EXPENSE ) ...................................     (96,424)                       291(h)                (96,133)

OTHER INCOME(EXPENSE) - Net ...........................        (303)                       775(i)                    472
                                                           ---------                   ---------                ---------

       INCOME(LOSS) BEFORE INCOME TAXES                     (109,112)                   23,025                   (86,087)

INCOME TAX EXPENSE .....................................      5,190                         --                     5,190
                                                           ---------                   ---------                ---------

NET INCOME(LOSS) .....................................   $ (114,302)                 $ (23,025)              $   (91,277)
                                                           =========                   =========                =========




Pro Forma Adjustments

(a) To reflect cash proceeds received at closing on September 30, 2004.
(b) To eliminate Solutions' trade receivables and inventory as of December 31, 2003, net of current receivable associated with IP
    Transition and Consulting Services Agreement.
(c) To eliminate Solutions' net book value of plant, property and equipment and trademarks as of December 31, 2003.
(d) To reflect long term portion of IP Transition and Consulting
    Services Agreement receivable.
(e) To accrue severance, lease termination and other closing and exit cost as of September 30,2004, net of Solutions' December 31, 2003 co-op advertising accrual as co-op program assumed by Buyer.
(f) To adjust retained deficit for the impact of items (a) through
    (e) above.
(g) To remove the results of operations of the Solutions segment for the six months ended June 30, 2004.
(h) To adjust revolving credit facility interest for pro forma pay down of $6.45 million as of January 1, 2003.
(i) To remove the results of operations of the Solutions segment for the year ended December 31, 2003.

(c) Exhibits

EXHIBIT NO.           DOCUMENT

10.1 Agreement for Purchase and Sale of Assets Among Pliant Corporation, Pliant Solutions Corporation and Kittrich Corporation

99.1                  Press release dated October 5, 2004


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Pliant Corporation


October 5, 2004                 By: /s/ James Ide
                                   -------------------------------
                                        James Ide
                                        Executive Vice President and Chief
                                        Financial Officer